UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 12, 2011

Date of Report (Date of earliest event reported)

FEI COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Oregon	000-22780	93-0621989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124

(Address of Principal Executive Offices, including Zip Code)

(503) 726-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2011 at our Annual Meeting of Shareholders of FEI Company (“FEI”), our shareholders approved: (i) an amendment to our 1995 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan from 10,250,000 to 10,500,000; and (ii) an amendment to the FEI Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan from 3,200,000 to 3,450,000. A copy of each of these amended plans are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2011 FEI held its Annual Meeting of Shareholders. Final voting results for each proposal are set forth in the tables below.

Proposal 1 – To elect members of FEI’s Board of Directors to serve for the following year and until their successors are duly elected and qualified.

Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	For	Withheld	Broker Non-Votes
Lawrence A. Bock	31,908,937	741,281	2,953,245
Arie Huijser	32,357,472	292,746	2,953,245
Don R. Kania	32,070,634	579,584	2,953,245
Thomas F. Kelly	32,071,367	578,851	2,953,245
Jan C. Lobbezoo	31,781,453	868,765	2,953,245
Gerhard H. Parker (Chairman)	32,077,114	573,104	2,953,245
James T. Richardson	32,043,383	606,835	2,953,245
Richard H. Wills	31,905,547	744,671	2,953,245

Proposal 2 – To consider and vote on a proposal to amend FEI’s 1995 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
30,120,631	2,081,441	448,146	2,953,245

Proposal 3 – To consider and vote on a proposal to amend FEI’s Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
31,678,479	523,056	448,683	2,953,245

Proposal 4 – To hold an advisory vote on the appointment of KPMG LLP as FEI’s independent registered public accounting firm for the year ending December 31, 2011.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
35,559,409	34,094	9,960	0

Proposal 5 – To hold an advisory vote on executive compensation.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
31,190,213	1,012,150	447,855	2,953,245

Proposal 6 – To hold an advisory vote on the frequency of the advisory vote on executive compensation.

The shareholders voted as follows:

1 year	2 year	3 year	Abstain	Broker Non-Votes
20,860,936	338,324	10,999,396	451,562	2,953,245

Board Position on Frequency of the Advisory Vote on Executive Compensation.

In light of the voting results with respect to the frequency of the advisory vote on executive compensation, FEI’s Board of Directors has decided that FEI will hold an advisory vote on executive compensation every year until the next required vote on the frequency of the advisory vote on executive compensation. FEI is required to hold votes on frequency every six calendar years.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended

10.2	Employee Share Purchase Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2011	FEI Company

/s/ Bradley J. Thies
Bradley J. Thies
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended

10.2	Employee Share Purchase Plan, as amended

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